                                                                  EXHIBIT 10.20


                             REPURCHASE AGREEMENT

     THIS REPURCHASE AGREEMENT (the "Agreement") is made and effective this 6th day of August, 1998, by and between Network Access Solutions, Inc. (the "Company"), and the sellers set forth on Exhibit A hereto (individually, a
                                         ---------
"Seller" and collectively, the "Sellers").

     On the terms and subject to the conditions set forth in this Agreement, the Sellers desire to sell, and the Company desires to repurchase, an aggregate of 1,900,000 shares (the "Shares") of the Common Stock of the Company.

     The parties hereto agree as follows:

     1.  Repurchase of the Shares.  At the Closing (as defined below), on the
         ------------------------
terms and subject to the conditions set forth herein, the each Seller will sell and convey the number of Shares set forth opposite such Seller's name on Exhibit
                                                                         -------
A hereto to the Company at a price of $1.00 per share.
-

     2.  The Closing.  The closing of the purchase and sale of the Shares (the
         -----------
"Closing") shall take place at the offices of the Company on the date hereof upon the closing of the sale of the Company's Series A Preferred Stock and Common Stock pursuant to the terms of a Series A Preferred Stock Purchase Agreement of even date herewith (the "Closing Date"). At the Closing:

         (a) Seller shall deliver to the corporate secretary of the Company (the "Secretary") a stock certificate or certificates evidencing the Shares, duly endorsed;

         (b) If Seller shall have delivered to the Secretary a stock certificate evidencing a number of shares of Common Stock greater than the number of the Shares, Seller shall instruct the Secretary to issue and deliver to Seller a new certificate to Seller in the amount of the number of shares of Common Stock still owned by the Seller; and

         (c) The Company shall deliver to each of the Sellers via check or wire transfer the consideration set forth opposite such Seller on Exhibit A
                                                                  ---------
     hereto.

     Section 2.  Representations and Warranties of the Company.  The Company
                 ---------------------------------------------
hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by the Company, and this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     Section 3.  Representations and Warranties of the Sellers.  Each of the
                 ---------------------------------------------
Sellers represents and warrants, severally and not jointly, to the Company that:

         (a) The Seller has good and marketable title to his respective Shares and full right, power and authority to sell such Shares to the Company as provided herein.

         (b) Upon consummation of the transactions contemplated by this Agreement, the Seller shall convey to the Company his respective Shares free and clear of any and all mortgages, pledges, security interests, liens or other encumbrances or charges of any kind.

         (c) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

         (d) The Seller has conducted his own independent evaluation and made his own analysis as he has deemed necessary, prudent or advisable in order for him to make the determination and decision to sell the Shares hereunder, to enter into this Agreement and to consummate the transactions contemplated hereby.

     Section 4.  Miscellaneous.
                 -------------

         (a) The Sellers shall execute and deliver such further instruments of conveyance and transfer and take such additional action as the Company may reasonably request to transfer the Shares to the Company as provided hereunder, free and clear of all mortgages, pledges, security interests, liens and other encumbrances or charges of any kind.

         (b) This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         (c) This Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                              NETWORK ACCESS SOLUTIONS, INC.



                              By:  /s/  Longma M. Aust
                                  ---------------------------
                              Name: Longma M. Aust
                                    -------------------------
                              Its: President
                                   --------------------------


                              SELLERS:


                              /s/  Longma M. Aust
                              -------------------------------
                              Longma Aust

                              /s/  Jon Aust
                              -------------------------------
                              Jon Aust



                              /s/  James Aust
                              -------------------------------
                              James Aust



                              /s/  Stephen Aust
                              -------------------------------
                              Stephen Aust

                                   EXHIBIT A
                                   ---------

==================================================================================================
             SELLER                           SHARES                           AMOUNT
==================================================================================================
Longma Aust                                               885,789                      $  885,789
--------------------------------------------------------------------------------------------------
Jon Aust                                                  434,211                      $  434,211
--------------------------------------------------------------------------------------------------
James Aust                                                300,000                      $  300,000
--------------------------------------------------------------------------------------------------
Stephen Aust                                              280,000                      $  280,000
==================================================================================================
TOTAL                                                   1,900,000                      $1,900,000
==================================================================================================